Confirming Statement

This Confirming Statement ("Statement") confirms that the undersigned,

Tasos Konidaris, has authorized, directed and designated each of

Barbra Keck, Peter Graham, and Graham Miao (each a "Designee" and together, the "Designees"), or either of them acting singly, to:

(1) prepare,execute and file for and on behalf of the undersigned with the U.S. Securities and Exchange Commission (the "SEC") a Form ID,

including amendments thereto, enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the

Securities Exchange Act of 1934 and any rule or regulation thereunder;

and (2) prepare, execute and file for and on behalf of the

undersigned with the SEC and any stock exchange or similar authority,

all Forms 3, 4, and 5, including any amendments thereto, that the undersigned is required to file as an officer and/or director of

Delcath Systems, Inc. (the "Company") in accordance with Section 16(a)

of the Securities Exchange Act of 1934 and any rule or regulation thereunder.

The authority of the Designees under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4,

and 5 with respect to the undersigned's holdings of and/or transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Designees.  The undersigned acknowledges that the Designees are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934. This Statement

is not intended to be a power of attorney as defined in the New York

General Obligations Law, Article 5, Title 15, Section 5-1501, and

in the event this Statement is determined to be a power of attorney under such statute, this Statement shall not revoke any power of attorney previously executed by the undersigned and shall not be revoked by any subsequent power of attorney unless such subsequent power of attorney expressly provides that it revokes this Statement by referring to the date and subject hereof.

Date: July 5, 2012

    Undersigned's Name:   Tasos Konidaris

    Undersigned's Signature:  /s/ Tasos Konidaris